UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Way, Suite 500 Midvale, Utah 84047
(Address of principal executive offices; zip code)

(801) 263-0699
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 5.07 of this Current Report on Form 8-K related to the resignation tendered by Mr. Heiner to the Board of Directors (the “Board”) of ZAGG Inc (the “Company,” “we” or “us”) for consideration pursuant to the Company’s plurality plus voting policy in uncontested director elections is hereby incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2018, the Company held its annual meeting of stockholders (the “Annual Meeting”) virtually at www.virtualshareholdermeeting.com/ZAGG. The total number of shares present in person or by proxy was 24,473,823 shares or 86.37% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. At the Annual Meeting, stockholders voted on the following proposals: (1) election of the five nominees identified in the table below to the Board to serve until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified, (2) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and (3) approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

Set forth below are the results of the voting with respect to each of the proposals:

1. Election of Directors:

Nominee	Number of Shares Voted For	Number of Shares Withheld
Chris Ahern	18,651,811	304,392
Cheryl A. Larabee	17,281,663	1,674,540
E. Todd Heiner	8,465,415	10,490,788
Daniel R. Maurer	17,299,869	1,656,334
P. Scott Stubbs	16,922,189	2,034,014

RESULT: In accordance with the Company’s governing documents, each of the identified nominees was elected to the Board; however, pursuant to the plurality plus voting policy with respect to uncontested director elections set forth in the Company’s Bylaws, because Mr. Heiner had a greater number of votes “withheld” from his election than votes “for” his election, Mr. Heiner tendered his resignation to the Board, and the Board will decide, through a process managed by the Nominating and Governance Committee (excluding Mr. Heiner), whether to accept Mr. Heiner’s resignation at its next regularly scheduled meeting. Promptly following such meeting, the decision of the Board and an explanation of that decision will be disclosed in a press release and on a Current Report on Form 8-K.

2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
24,082,270	345,804	40,991	0

RESULT: Approved (98.41%)

3. Advisory vote on the compensation of the Company’s named executive officers:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
18,333,913	262,639	354,893	5,517,620

RESULT: Approved (96.74%)

Item 8.01	Other Events.
At the Annual Meeting, management of the Company provided a presentation regarding the Company’s performance during the prior fiscal year and interim period, including performance of certain products and product categories, expectations regarding the remainder of 2018, and the markets and industry in which the Company operates. A copy of the presentation provided by Company management is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The presentation contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our guidance for the Company and statements that estimate or project future results of operations or the performance of the Company. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, readers should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (a) the ability to design, produce and distribute the creative product solutions required to retain existing customers and to attract new customers; (b) building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products; (c) the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple, Samsung and Google; (d) changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung and Google; (e) the ability to successfully integrate new operations or acquisitions, (f) the impact of inconsistent quality or reliability of new and existing product offerings; (g) the impact of lower profit margins in certain new and existing product categories, including certain mophie products; (h) the impact of changes in economic conditions, including on customer demand; (i) managing inventory in light of constantly shifting consumer demand; (j) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents; (k) adoption of or changes in accounting policies, principles or estimates; and (l) changes in tax laws and regulations. Any forward-looking statement made by us in the presentation speaks only as of the date of the presentation. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in the presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market share, growth and other industry data. This data involves a number of assumptions and limitations, and readers are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in the presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by the Company.

Non-GAAP Financial Measures

The presentation also includes certain non-GAAP financial measures, Adjusted EBITDA and Adjusted EBITDA Margin. Readers are cautioned that Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, other income (expense), mophie transaction expenses, mophie fair value inventory write-up related to acquisition, mophie restructuring charges, mophie employee retention bonus, loss on disputed mophie purchase price (2016 only), and impairment of intangible asset) and Adjusted EBITDA Margin (Adjusted EBITDA stated as a percentage of revenue) are not financial measures under US generally accepted accounting principles (“GAAP”). In addition, this financial information should not be construed as an alternative to any other measure of performance determined in accordance with GAAP, or as an indicator of operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. As such, it should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We present Adjusted EBITDA and Adjusted EBITDA Margin because we believe that they are helpful to some investors as measures of performance. We caution readers that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Accordingly, its use can make it difficult to compare current results with results from other reporting periods and with the financial results of other companies. A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP measures is included as an appendix to the presentation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Annual Stockholders Meeting Presentation
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: June 20, 2018	/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday
Chief Financial Officer
(Principal financial officer)